S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2009 (Dollars in thousands, except per share data)								Page 1 of 3
	2008				2009		Six Months Ended
For the period:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2009	June 2008
Interest Income	$50,458	$50,433	$57,416	$57,811	$50,424	$49,226	$99,650	$100,891
Interest Expense	19,909	16,791	18,245	17,226	14,279	12,677	26,956	36,700
Net Interest Income	30,549	33,642	39,171	40,585	36,145	36,549	72,694	64,191
Taxable Equivalent Adjustment	1,148	1,227	1,385	1,388	1,334	1,311	2,645	2,375
Net Interest Income (FTE)	31,697	34,869	40,556	41,973	37,479	37,860	75,339	66,566
Provision For Loan Losses	1,279	(118)	6,156	5,561	21,389	32,184	53,573	1,161
Net Interest Income After Provisions (FTE)	30,418	34,987	34,400	36,412	16,090	5,676	21,766	65,405
Security Gains and Losses, Net	611	(1,829)	(341)	(92)	(1,246)	(1,296)	(2,542)	(1,218)

Service Charges and Fees	2,402	2,754	3,599	3,567	3,056	3,232	6,288	5,156
Wealth Management	1,862	1,907	2,118	2,081	1,743	1,912	3,655	3,769
Insurance	1,997	2,042	2,073	1,984	1,862	1,985	3,847	4,039
Other	2,638	3,100	2,811	2,168	3,601	4,624	8,225	5,738
Total Noninterest Income	8,899	9,803	10,601	9,800	10,262	11,753	22,015	18,702

Salaries and Employee Benefits	10,060	10,514	11,725	10,409	11,655	12,698	24,353	20,574
Occupancy and Equip. Expense, Net	2,660	2,636	2,761	2,838	3,082	3,023	6,106	5,296
Data Processing Expense	1,071	1,668	1,365	1,384	1,468	1,542	3,010	2,739
FDIC Expense	75	74	131	129	1,941	3,447	5,388	149
Other	4,089	7,492	6,358	6,363	7,292	12,052	19,343	11,581
Total Noninterest Expense	17,955	22,384	22,340	21,123	25,438	32,762	58,200	40,339

Income (Loss) Before Taxes	21,973	20,577	22,320	24,997	(332)	(16,629)	(16,961)	42,550
Taxable Equivalent Adjustment	1,148	1,227	1,385	1,388	1,334	1,311	2,645	2,375
Applicable Income Taxes	5,969	5,489	5,249	7,809	176	(9,284)	(9,108)	11,458

Net Income (Loss)	14,856	13,861	15,686	15,800	(1,842)	(8,656)	(10,498)	28,717
Preferred Stock Dividends	-	-	-	-	1,283	1,541	2,824	-
Net Income (Loss) Available to Common Shareholders	$14,856	$13,861	$15,686	$15,800	($3,125)	($10,197)	($13,322)	$28,717

Per Common Share Data:

Shares Outstanding at End of Period	24,615,136	27,408,633	27,588,510	27,632,928	27,637,317	27,654,530	27,654,530	27,408,633
Average Shares Outstanding - Diluted	24,680,484	25,503,920	27,602,216	27,722,550	27,637,292	27,650,937	27,644,152	25,092,202
Net Income (Loss) - Diluted	$0.60	$0.54	$0.57	$0.57	($0.11)	($0.37)	($0.48)	$1.14
Dividends Declared	$0.31	$0.31	$0.31	$0.31	$0.31	$0.15	$0.46	$0.62
Common Book Value	$14.18	$16.00	$16.34	$16.24	$16.01	$15.48	$15.48	$16.00
Tangible Common Book Value (5)	$12.04	$9.52	$9.97	$9.90	$9.68	$9.17	$9.17	$9.52
Market Value	$32.17	$29.06	$36.83	$35.50	$21.21	$12.16	$12.16	$29.06

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2009 (Dollars in thousands)							Page 2 of 3
	2008				2009
Asset Quality Data	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q

Nonaccrual Loans and Nonperforming Loans	$23,212	$15,959	$32,793	$42,466	$92,047	$71,433
Assets Acquired through Foreclosure or Repossession	630	1,884	1,111	851	1,452	2,262
Nonperforming Assets	23,842	17,843	33,904	43,317	93,499	73,695
Allowance for Loan Losses	35,717	38,796	43,235	42,689	59,847	57,875
Nonperforming Loans / Loans	0.81%	0.46%	0.92%	1.19%	2.62%	2.06%
Allowance for Loan Losses / Loans	1.25%	1.12%	1.21%	1.20%	1.70%	1.67%
Allowance for Loan Losses / Nonperforming Loans	154%	243%	132%	101%	65%	81%
Net Loan Charge-offs (Recoveries)	(94)	2,224	1,717	6,107	4,231	34,156
Net Loan Charge-offs (Recoveries) (annualized)/ Average Loans	-0.01%	0.29%	0.20%	0.68%	0.49%	3.91%

Balance Sheet (Period-End)

Assets	$3,463,806	$4,353,466	$4,461,085	$4,438,368	$4,314,540	$4,243,876
Earning Assets	3,212,919	3,934,187	4,075,431	4,044,970	3,948,774	3,868,782
Securities	362,053	466,524	496,844	476,255	429,919	409,011
Loans, Gross	2,850,866	3,467,663	3,578,587	3,568,716	3,518,855	3,459,771
Total Deposits	2,605,187	3,114,560	3,131,882	3,228,416	3,244,197	3,155,852
Non-Interest Bearing Deposits	471,040	593,339	600,246	600,282	625,325	629,967
NOW, Money Market & Savings	1,203,833	1,325,755	1,280,816	1,334,324	1,264,407	1,170,573
CD's $100,000 and over	250,489	329,087	353,167	377,748	386,441	362,627
Other Time Deposits	679,825	866,379	897,653	916,062	968,024	992,685
Short-term Borrowings	211,391	472,045	552,505	421,894	225,898	291,763
Long-term Debt	246,403	281,163	280,921	270,950	232,282	207,028
Shareholders' Equity	349,073	438,499	450,717	448,694	547,276	533,094

Balance Sheet (Daily Averages)

Assets	$3,407,665	$3,701,389	$4,346,481	$4,419,465	$4,360,166	$4,304,406
Earning Assets	3,198,279	3,434,268	3,961,327	4,042,118	3,980,258	3,935,389
Securities	369,400	386,243	472,293	490,754	445,150	427,285
Loans, Gross	2,828,762	3,048,024	3,488,843	3,551,179	3,534,064	3,508,104
Deposits	2,579,321	2,712,198	3,086,428	3,205,711	3,251,587	3,220,761
Shareholders' Equity	345,939	377,160	447,941	458,600	542,240	549,968

S&T Bancorp, Inc. Consolidated Selected Financial Data June 30, 2009 (Dollars in thousands, except per share data)								Page 3 of 3

	2008				2009		Year-to-date
Profitability Ratios (annualized)	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	June 2009	June 2008

Common Return on Average Assets	1.75%	1.51%	1.44%	1.42%	-0.29%	-0.95%	-0.62%	1.62%
Common Return on Average Tangible Common Assets (6)	1.78%	1.54%	1.50%	1.48%	-0.30%	-0.99%	-0.65%	1.66%
Common Return on Average Shareholders' Equity	17.27%	14.78%	13.93%	13.71%	-2.34%	-7.44%	-4.92%	15.97%
Common Return on Average Tangible Common Equity (7)	20.37%	19.17%	22.95%	22.19%	-4.53%	-15.13%	-9.77%	19.90%
Yield on Earning Assets (FTE)	6.49%	6.05%	5.92%	5.83%	5.27%	5.16%	5.21%	6.26%
Cost of Interest Bearing Funds	3.10%	2.43%	2.23%	2.06%	1.82%	1.65%	1.73%	2.75%
Net Interest Margin (FTE)(4)	3.99%	4.08%	4.07%	4.13%	3.82%	3.86%	3.84%	4.04%
Efficiency Ratio (FTE)(1)	44.23%	50.11%	43.67%	40.80%	53.28%	66.04%	59.78%	47.31%

Capitalization Ratios

Dividends Paid to Net Income	51.23%	55.05%	54.17%	54.13%	-273.87%	-84.02%
Common Equity to Assets (8)	10.08%	10.07%	10.10%	10.11%	10.26%	10.09%
Leverage Ratio (2)	9.28%	8.05%	7.15%	7.30%	9.73%	9.56%
Risk Based Capital - Tier I (3)	10.29%	7.99%	8.23%	8.65%	11.58%	11.33%
Risk Based Capital - Tier II (3)	12.46%	11.12%	11.40%	11.82%	14.82%	14.60%
Tangible Common Equity/Tangible Assets (8)	8.69%	6.25%	6.42%	6.41%	6.46%	6.23%

Definitions and reconciliation of GAAP to non-GAAP financial measures:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.

(2) Equity less goodwill to total assets and allowance for loan losses.

(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.

(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter-to-date average earning assets.

(5) Tangible Common Book Value
Common book value (GAAP basis)	$14.18	$16.00	$16.34	$16.24	$16.01	$15.48	$15.48	$16.00
Effect of excluding intangible assets	(2.14)	(6.48)	(6.37)	(6.34)	(6.33)	(6.31)	(6.31)	(6.48)
Tangible common book value	$12.04	$9.52	$9.97	$9.90	$9.68	$9.17	$9.17	$9.52
(6) Common Return on Average Tangible Common Assets
Common return on average assets (GAAP basis)	1.75%	1.51%	1.44%	1.42%	-0.29%	-0.95%	-0.62%	1.62%
Effect of excluding intangible assets	0.03%	0.03%	0.06%	0.06%	-0.01%	-0.04%	-0.03%	0.04%
Common return on average tangible common assets	1.78%	1.54%	1.50%	1.48%	-0.30%	-0.99%	-0.65%	1.66%
(7) Common Return on Average Tangible Common Equity
Common return on average equity (GAAP basis)	17.27%	14.78%	13.93%	13.71%	-2.34%	-7.44%	-4.92%	15.97%
Effect of excluding intangible assets	3.10%	4.39%	9.02%	8.48%	-1.08%	-4.23%	-2.53%	3.93%
Effect of excluding preferred stock	-	-	-	-	-1.11%	-3.46%	-2.32%	-
Common return on average tangible common equity	20.37%	19.17%	22.95%	22.19%	-4.53%	-15.13%	-9.77%	19.90%
(8) Tangible Common Equity / Tangible Assets
Common equity / Assets (GAAP basis)	10.08%	10.07%	10.10%	10.11%	10.26%	10.09%
Effect of excluding intangible assets	-1.39%	-3.82%	-3.68%	-3.70%	-3.80%	-3.86%
Tangible common equity / tangible assets	8.69%	6.25%	6.42%	6.41%	6.46%	6.23%